Exhibit 10.30

Second Amendment to

Loan and Security Agreement

ExWorks Capital Fund I, L.P., a Delaware limited partnership (“ExWorks”) and Hightimes Holding Corp., a Delaware corporation (”Parent”), Trans-High Corporation, a New York corporation (“Trans-High”), High Times Productions, Inc., a New York corporation, Cannabis Business Digital, LLC, a New York limited liability company, High Times, Inc., a New York corporation, New Morning Productions, Inc., a New York corporation, Hemp Times, Inc., a New York corporation, Planet Hemp, Inc., a New York corporation, The Hemp Company of America, Inc., a New York corporation, High Times Cannex Corp., a New York corporation, and High Times Press, Inc., a New York corporation (together with Parent and Trans-High, the “Borrowers” or individually, a “Borrower”), enter into this Second Amendment to Loan and Security Agreement (this “Amendment”) on October 31, 2017.

Background

A.     Borrowers and Lender are parties to a Loan and Security Agreement dated as of February 27, 2017 (as amended, the “Loan Agreement”). Unless defined in this Amendment, capitalized terms have the meanings set forth in the Loan Agreement and references to “Sections” are to sections of the Loan Agreement.

B.     Borrowers have requested certain amendments to the Loan Agreement.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Terms and Conditions

1.      Amendments.

(a)     Sections 1.1 and 1.2 are deleted and references to “Revolving Loans” are amended to read “Term Loan.”

(b)     Section 1.3 is amended in its entirety to read as follows:

Upon execution and satisfaction of all conditions precedent to the effectiveness of the Second Amendment, Lender will advance $4,000,000 to Borrowers (net of fees and expenses at the time of execution of this Amendment) (the “Additional Advance”). The Additional Advance together with the $7,500,000 initial Loan made under this Agreement will be combined and converted to a non-amortizing term loan (the “Term Loan”) and the Line of Credit Note dated February 27, 2017 (the “Original Note”) will be amended, restated and replaced by a Senior Secured Convertible Promissory Note in the principal amount of $11,500,000 dated on or about the date of the Second Amendment (the “Amended Note”). References in this Agreement and the other Loan Documents to the Original Note or the “Note” will be deemed to be references to the Amended Note.

(c)     The following definitions are added to Section 2 in the appropriate alphabetical order:

“Debt Service” means the sum of the following for any Measurement Period (without duplication) and determined in accordance with GAAP: (i) prepaid principal or interest payments for any Funded Debt, (ii) scheduled principal payments for any Funded Debt (regardless of whether the payments were made during the Measurement Period, including payments owing under Capital Leases), (iii) all interest expense for the period, and (iv) principal or interest payments on any Obligations.

“Debt Service Coverage Ratio” means, for any Measurement Period, the ratio of the following determined in accordance with GAAP:

(a)  EBITDA minus (i) extraordinary income or gains (including gains on asset sales and debt forgiveness), minus (ii) capital expenditures (other than those financed by third parties), minus (iii) Distributions, to

(b)  Debt Service.

“EBITDA” means, for any Measurement Period, the sum of the following calculated according to GAAP: (a) net income (or loss) for the period (excluding extraordinary gains); plus (b) all interest expense for the period; plus (c) all charges against (or minus credits to) income for federal, state and local taxes for the period that are deducted in calculating net income; plus (d) depreciation and amortization expenses for the period.

“Funded Debt” means all capital leases, all debt that bears interest (whether current pay, accrued or otherwise), including without limitation the deferred purchase price of property or services, all obligations to repurchase all or any portion of any property transferred or sold and all other obligations arising under arrangements or agreements that, in substance, provide financing.

“Issuer” means Parent, or if Parent is then a subsidiary of any other entity, the ultimate parent company that controls Parent.

“Measurement Period” means the one month ending October 31, 2017, the two months ending November 30, 2017, the three months ending December 31, 2017 and so forth building as of the last day of each calendar building to a trailing twelve month period.

“Second Amendment” means the Second Amendment to Loan and Security Agreement, dated on or about October 31, 2017.

(d)     The definition of Overadvance and the following Sections of the Loan Agreement are deleted: Section 3.1, Section 3.6(b), and Section 8.4(a).

(e)     The following is added as Section 8.15 (an affirmative covenant):

8.16 Debt Service Coverage Ratio. For each Measurement Period, maintain a Debt Service Coverage Ratio of at least 1.1: 1.0.

2.       Capitalization and Related Issues. Parent represents and warrants to Lender that:

(a)     The capitalization table attached as Schedule A is true and correct as of the date of this Amendment.

(b)     The shareholder schedule attached as Schedule B is true and correct as of the date of this Amendment.

(c)     All of the shares of Parent’s capital stock (the “Shares”) listed as authorized on Schedule A have been duly authorized and, to the extent Schedule A indicates Shares have been issued, those Shares are validly issued, fully paid and nonassessable. Except for the warrant previously issued to Lender (the “Warrant”), $30,000,000 of convertible Purchase Notes issued by the Parent to the former stockholders of Trans-High Corporation (the “Purchase Notes”) and options to purchase up to 900,000 shares of Parent Common Stock issued under Parent’s Incentive Stock Plan (collectively, the “Parent Common Stock Equivalents”), Parent does not have any other equity securities or securities containing any equity features authorized, issued or outstanding, and there are no agreements, options, warrants or other rights or arrangements existing or outstanding which provide for the sale or issuance of any of the foregoing by the Company. Except for the Warrant and as set forth on Schedule A, there are no outstanding (a) shares of common stock, preferred stock or other equity interests or voting securities of Parent, (b) securities convertible or exchangeable into equity interests of Parent, (c) any options, warrants, purchase rights, subscription rights, preemptive rights, conversion rights, exchange rights, calls, puts, rights of first refusal or other contracts that could require Parent to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem equity interests of Parent, or (d) stock appreciation, phantom stock, profit participation or similar rights with respect to Parent.

3.       Fees.

(a)     Upon execution of this Amendment, Borrower will pay Lender a $25,000 due diligence fee that will be fully earned and non-refundable on the date of this Amendment.

(b)     In addition to the $1,200,000 success fee owing under the Fee Letter, in consideration of this Amendment, Borrowers agree to pay Lender an additional success fee of $300,000 (the “Second Success Fee”) on the sooner of (a) expiration or termination of the Term, or (b) payment in full of all Obligations. The Second Success Fee is fully earned and nonrefundable as of the date of this Amendment and is an Obligation secured by the Collateral.

4.       Issuance of Common Stock. No later than November 15, 2017, Parent will issue Lender 20,380 shares of Parent’s Class A Common Stock (the “Amendment Shares”) and deliver a share certificate to Lender to evidence the issued shares. In addition to any other remedies available to Lender, failure to timely issue the Amendment Shares to Lender will be an Event of Default.

5.      Amendments to Warrant.

(a)     To avoid any ambiguity in the Warrant issued by Parent to Lender on February 27, 2017 (the “Original Warrant”), Parent agrees that paragraph 2 of the Original Warrant is amended to read as follows:

Subject to the terms and conditions hereof, the Holder of this Warrant may exercise this Warrant for all or any part of the Warrant Shares purchasable hereunder (subject to adjustment as provided herein) prior to 5:00 p.m., central time, on the fifth anniversary of the date hereof or, if such day is not a Business Day, on the next preceding Business Day (the “Exercise Period”).

(b)    The definition of Excluded Issuances in the Warrant is amended in its entirety to read as follows:

“Excluded Issuances” means any issuance or sale by the Company after the Original Issue Date of: (a) shares of Common Stock issued upon the exercise of this Warrant; (b) shares of Common Stock (as such number of shares is equitably adjusted for subsequent stock splits, stock combinations, stock dividends and recapitalizations) issued directly or upon the exercise of Options to directors, officers, employees, or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company, in each case authorized by the Board and issued pursuant to the Company’s 2016 Incentive Stock Option Plan (including all such shares of Common Stock and Options outstanding under such plan prior to the Original Issue Date); (c) shares of Common Stock issued to the public in connection with any Approved Public Listing or other public offering of Common Stock; (d) shares of OAC that are issued and outstanding or are issuable to Persons other than holders of the Company’s Common Stock, to the extent that the OAC Shares are in excess of the “Merger Consideration” described in the Merger Agreement, or (e) shares of Common Stock issued or issuable upon exercise of Options or conversion of Convertible Securities in connection with the acquisition of the assets or securities of any Person; provided that such acquisition does not violate any of the terms and conditions of the Loan Agreement.

(c)     The following definitions are added to section 1 of the Warrant:

“Merger Agreement” means the Merger Agreement among OAC, Company, HTHC Merger Sub, Inc. and Jose Aldeanueva dated as of July 24, 2017, as amended on September 27, 2017.

“OAC” means Origo Acquisition Corporation.

“OAC Shares” means shares of common stock of OAC.

6.       Errata. The reference to Section 1.5 in paragraph 1(A) of the First Amendment should be a reference to Section 1.6.

7.       Conditions Precedent. This Amendment will be of no force or effect unless the following conditions are satisfied:

(a)     Guarantor executes and delivers the Reaffirmation attached as Exhibit A;

(b)     Borrowers deliver to Lender a legal opinion from Borrowers’ counsel in form and substance reasonably acceptable to Lender and otherwise substantially similar to the legal opinions delivered in February, 2017 in connection with the Loan Agreement, including authorization to issue the Amendment Shares;

(c)     Borrowers execute and deliver to Lender the Amended Note; and

(d)    Origo Acquisition Corporation (“Origo“), Parent, HTHC Merger Sub, Inc. and Jose Aldeanueva execute an amendment to the Merger Agreement dated as of July 24, 2017, which amendment must provide that if the merger contemplated by the Merger Agreement is consummated, Origo will assume the obligations under and be bound by (i) the terms of the Amended Note, and (ii) the terms of Section 1.5 of the Agreement (as amended by this Amendment) in respect to issuance of the Second Warrant.

8.       Franchise Tax Returns. No later than November 30, 2017, Parent will file its 2016 Delaware franchise taxes (the “Franchise Tax Returns”) and pay any associated fees. Following Parent’s filing of the Returns, it will promptly provide to Lender a certificate of good standing from the State of Delaware and all other documentation reasonably requested by Lender relating to the filing of the Franchise Tax Returns and associated payment. In addition to any other remedies available to Lender, failure to timely file the Franchise Tax Returns and provide the above referenced documentation to Lender will be an Event of Default.

9.       Lender Representations. Lender is a partnership with assets in excess of $5 million, was not formed for the specific purpose of investing in Parent and Lender is otherwise an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended.

10.    General Terms.

(a)     Except as amended hereby, each Borrower reaffirms and ratifies all of its obligations under the Loan Agreement and remakes, as of the date of this Amendment, all representations and warranties in the Loan Agreement. Each Borrower also represents and warrants that (i) no Event of Default has occurred and is continuing, (ii) Borrower is unaware of any facts or circumstances which, with the passage of time or the giving of notice, would be an Event of Default, (iii) the Disclosure Schedule is true and accurate as of the date of this Amendment, and (iv) the Schedules attached to the Intellectual Property Security Agreement executed by Borrowers and Lender as of February 27, 2017 are true and accurate as of the date of this Amendment.

(b)     This document contains the entire agreement of the parties in connection with the subject matter of this Amendment and cannot be changed or terminated orally.

(c)     The individuals signing on behalf of each of the parties represents that all necessary company action to authorize them to enter into this Amendment has been taken, including, without limitation, any board of directors or shareholder approvals or resolutions necessary to authorize execution of this Amendment.

(d)    This Amendment may be executed in counterparts, each of which when so executed and delivered will be deemed an original, and all of such counterparts together will constitute but one and the same agreement. Further, .pdf and other electronic copies of signatures will be treated as original signatures for all purposes.

(e)     If there is an express conflict between the terms of this Amendment and the terms of the Loan Agreement, the terms of this Amendment will govern and control.

(f)      This Amendment will be deemed to be part of, and governed by the terms of, the Loan Agreement.

[End of Second Amendment to Loan and Security Agreement – Signature page follows]

[First Signature page to Second Amendment to Loan and Security Agreement]

LENDER:

EXWORKS CAPITAL FUND I, L.P.,
a Delaware limited partnership

By:
Andrew D. Hall,
Chief Credit Officer

BORRROWERS:

HIGHTIMES HOLDING CORP.,
a Delaware corporation

By:
Adam Levin,
Chief Executive Officer

TRANS-HIGH CORPORATION,
a New York corporation

By:
Adam Levin,
Chief Executive Officer

HIGH TIMES PRODUCTIONS, INC.,
a New York corporation

By:
Adam Levin,
Chief Executive Officer

CANNABIS BUSINESS DIGITAL, LLC,
a New York limited liability company

By:
Adam Levin,
Chief Executive Officer

[Second Signature page to Second Amendment to Loan and Security Agreement]

HIGH TIMES, INC.,
a New York corporation

By:
Adam Levin,
Chief Executive Officer

NEW MORNING PRODUCTIONS, INC.,
a New York corporation

By:
Adam Levin,
Chief Executive Officer

HEMP TIMES, INC.,
a New York corporation

By:
Adam Levin,
Chief Executive Officer

PLANET HEMP, INC.,
a New York corporation

By:
Adam Levin,
Chief Executive Officer

THE HEMP COMPANY OF AMERICA, INC.,
a New York corporation

By:
Adam Levin,
Chief Executive Officer

[Third Signature page to Second Amendment to Loan and Security Agreement]

HIGH TIMES CANNEX CORP.,
a New York corporation

By:
Adam Levin,
Chief Executive Officer

HIGH TIMES PRESS, INC.,
a New York corporation

By:
Adam Levin,
Chief Executive Officer

SCHEDULE A

CAPITALIZATION TABLE

[SEE ATTACHED]

SCHEDULE B

SHAREHOLDER SCHEDULE

[SEE ATTACHED]

EXHIBIT A

REAFFIRMATION OF LOAN DOCUMENTS

While not a party to the foregoing Second Amendment to Loan and Security Agreement (the “Amendment”), the undersigned guaranteed payment of the obligations of Hightimes Holding Corp., a Delaware corporation (“Parent”), Trans-High Corporation, a New York corporation (“Trans-High”), High Times Productions, Inc., a New York corporation, Cannabis Business Digital, LLC, a New York limited liability company, High Times, Inc., a New York corporation, New Morning Productions, Inc., a New York corporation, Hemp Times, Inc., a New York corporation, Planet Hemp, Inc., a New York corporation, The Hemp Company of America, Inc., a New York corporation, High Times Cannex Corp., a New York corporation, and High Times Press, Inc., a New York corporation (together with Parent and Trans-High, the “Borrowers” or individually, a “Borrower”), owing to ExWorks Capital Fund I, L.P (“Lender”) pursuant to the terms of a Limited Guaranty dated as of February 27, 2017 (the “Guaranty”). To induce Lender to enter into the Amendment, the undersigned (1) acknowledges and agrees that the Guaranty remains in full force and effect and is hereby ratified, confirmed and approved; (2) consents to all of the terms and conditions of the Amendment; and (3) acknowledges and agrees that the fact that Lender has sought this reaffirmation does not create any obligation, right, or expectation that Lender will seek their consent to or reaffirmation with respect to any other or further agreements or modifications to the relationship between Lender and Borrowers or any other party.

AEL IRREVOCABLE TRUST AGREEMENT

By:
Edwin Hur, Trustee

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	)
) ss.
COUNTY OF ________________	)

On _______________________ before me, ________________, a Notary Public, personally appeared _____________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature of Notary Public